Securities and Exchange Commission

Washington, DC  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

FERO INDUSTRIES, INC.

 (Exact Name of registrant as Specified in its Charter)

           COLORADO

           ___

01-0884561

(State of Incorporation or Organization)                             (IRS Employee Identification No.)

17 Reeves Crescent, Red Deer, AB                                                             T4P 1Z4

(Address of principal Executive Offices)                                                     (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. x

Securities Act registration statement file number to which this form relates 333-146859.

Securities to be registered pursuant to Section 12(b) of the act:

None

Securities to be registered pursuant to Section 12(g) of the Act:

                                          Common Stock ($0.001 par value)

                                                           (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  Description of Registrant’s Securities to be Registered.

Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-1.

(This description is contained in Registrant’s Registration Statement on Form S-1 as declared effective by the Securities and Exchange Commission on March 28, 2008 [SEC File Number 333-146859.

ITEM 2.  Exhibits.

List below all exhibits filed as part of the registration statement.

(These exhibits are contained in Registrant’s  Registration Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on March 28, 2008   [SEC File Number 333-146859]

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

FERO INDUSTRIES, Inc.

      (Registrant)

By: /s/ Kyle Schlosser

Date:    July 18, 2008

           Kyle Schlosser, President